UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2011 (July 08, 2011)

Lightstone Value Plus Real Estate Investment Trust II, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54047	83-0511223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Definitive Agreement.

Effective July 8, 2011, ICON Securities Corp. (“ICON Securities”) became the dealer manager of the offering of up to 51,000,000 shares of common stock of Lightstone Value Plus Real Estate Investment Trust II, Inc. (the “Company”) pursuant to the Assignment and Amendment of Dealer Manager Agreement executed as of December 1, 2010 (the “Assignment and Amendment”) and previously reported on Current Report on Form 8-K dated November 11, 2010.  Pursuant to the Assignment and Amendment, ICON Securities was assigned the Dealer Manager Agreement between Lightstone Securities LLC and the Company dated February 17, 2009 and assumes all of Lightstone Securities’ rights and obligations thereunder from and after the effective date of the Assignment and Amendment.

For a complete description of the terms and conditions of the Assignment and Amendment, please see the Assignment and Amendment attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 – Termination of a Material Definitive Agreement

As of July 8, 2011, upon the effectiveness of the Assignment and Amendment, the Wholesaling Agreement between the Company, Lightstone Securities LLC and ICON Securities, dated as of November 11, 2010 and reported on Current Report on Form 8-K dated November 11, 2010, was terminated.

Item 7.01 Regulation FD Disclosure.

Assignment and Amendment of Dealer Manager Agreement

On July 11, 2011, the Lightstone Group and ICON Investments (“ICON”) jointly issued a press release to announce that effective July 8, 2011, ICON Securities Corp. has assumed exclusive dealer manager responsibilities for the public offering of up to 51,000,000 shares of common stock of Lightstone Value Plus Real Estate Investment Trust II, Inc. at a public offering price of $10.00 per share pursuant to the Assignment and Amendment of the Dealer Manager Agreement. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated July 11, 2011
99.2	Assignment and Amendment of Dealer Manager Agreement executed as of December 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.

Date: July 13, 2011	By:	/s/ Donna Brandin
Donna Brandin
Chief Financial Officer and Principal Accounting Officer